Exhibit 10.1

EXECUTION VERSION

AMENDMENT dated as of October 19, 2012 (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 18, 2011 (the “Credit Agreement”), among LENDER PROCESSING SERVICES, INC., a Delaware corporation (the “Borrower”), the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

W I T N E S S E T H:

WHEREAS the Lenders have agreed to extend credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein; and

WHEREAS the Borrower has requested that the Lenders amend the Credit Agreement, and the Lenders whose signatures appear below, constituting the Required Lenders, are willing to amend the Credit Agreement, on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 2. Amendment to the Credit Agreement. Effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) Amendments to Section 1.01. Section 1.01 of the Credit Agreement is amended as follows:

(i) The definition of the term “Consolidated EBITDA” is hereby amended to read as follows:

“Consolidated EBITDA” means, as of any date for the applicable period ending on such date with respect to any Person and its Restricted Subsidiaries on a consolidated basis, the sum of:

(a) Consolidated Net Income, plus

(b) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for, without duplication,

(i) total interest expense,

(ii) income, franchise and similar taxes,

(iii) depreciation and amortization expense (including amortization of intangibles, goodwill and organization costs),

(iv) letter of credit fees,

(v) non-cash expenses resulting from any employee benefit or management compensation plan or the grant of stock and stock options to employees of the Borrower or any of its Restricted Subsidiaries pursuant to a written plan or agreement or the treatment of such options under variable plan accounting,

(vi) all extraordinary charges,

(vii) non-cash amortization (or write offs) of financing costs (including debt discount, debt issuance costs and commissions and other fees associated with Indebtedness, including the Loans) of such Person and its Restricted Subsidiaries,

(viii) cash expenses incurred in connection with the Transaction or, to the extent permitted hereunder, any Investment permitted under Section 7.02 (including any Permitted Acquisition), Equity Issuance or Debt Issuance (in each case, whether or not consummated),

(ix) any losses realized upon the Disposition of property or assets outside of the ordinary course of business,

(x) to the extent actually reimbursed, expenses incurred to the extent covered by indemnification provisions in any agreement in connection with a Permitted Acquisition,

(xi) to the extent covered by insurance, expenses with respect to liability or casualty events or business interruption,

(xii) any non-cash purchase accounting adjustment and any non-cash write-up, write-down or write-off with respect to re-valuing assets and liabilities in connection with any Investment permitted under Section 7.02 (including any Permitted Acquisition),

(xiii) non-cash losses from Joint Ventures and non-cash minority interest reductions,

(xiv) fees and expenses in connection with exchanges or refinancings permitted by Section 7.10,

(xv) (A) non-cash, non-recurring charges with respect to employee severance, (B) other non-cash, non-recurring charges so long as such charges described in this clause (B) do not result in a cash charge in a future period (except as permitted under clause (C) below) and (C) non-recurring charges other than those referred to in clause (A) or (B) or clause (xvi) below, so long as the amount of such charges described in this clause (C) added back to Consolidated Net Income does not exceed $70,000,000 during any four consecutive fiscal quarters,

(xvi) non-recurring charges with respect to litigation and regulatory matters, which charges were incurred prior to June 30, 2012, so long as the amount of such charges added back to Consolidated Net Income does not exceed $150,000,000, and

(xvii) other expenses and charges of such Person and its Restricted Subsidiaries reducing Consolidated Net Income which do not represent a cash item in such period or any future period; minus

(c) an amount which, in the determination of Consolidated Net Income, has been included for

(i) (A) non-cash gains (other than with respect to cash actually received) and (B) all extraordinary gains, and

(ii) any gains realized upon the Disposition of property outside of the ordinary course of business, plus/minus

(d) an amount which, in the determination of Consolidated Net Income, has been reflected for unrealized losses/gains in respect of Swap Contracts,

all as determined in accordance with GAAP.

(ii) The definition of the term “Excess Cash Flow” is hereby amended to read as follows:

“Excess Cash Flow” means for any fiscal year of the Borrower, the excess, if any, of:

(a) the sum, without duplication, of

(i) Consolidated Net Income for such fiscal year,

(ii) the amount of all non-cash charges (including depreciation and amortization) deducted in arriving at such Consolidated Net Income,

(iii) decreases in Working Capital for such fiscal year, and

(iv) the aggregate net amount of non-cash loss on the disposition of property by the Borrower and its Subsidiaries during such fiscal year (other than sales of inventory in the ordinary course of business), to the extent deducted in arriving at such Consolidated Net Income; minus

(b) the sum, without duplication, of

(i) the amount of all non-cash credits included in arriving at such Consolidated Net Income,

(ii) Capital Expenditures and Permitted Acquisitions (including any earnout or other payments made with respect to such Permitted Acquisitions) made in cash to the extent not financed with (x) the proceeds of long-term Indebtedness (other than the Obligations) or (y) the proceeds of asset Dispositions and Casualty Events referred to in clause (b)(vi) below for such fiscal year or any prior fiscal year,

(iii) the aggregate amount of all regularly scheduled principal payments of Indebtedness (including the Term Loans and Capitalized Leases) of the Borrower and its Subsidiaries made during such fiscal year (other than in respect of any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereunder),

(iv) increases in Working Capital for such fiscal year,

(v) the aggregate net amount of non-cash gain on the disposition of property by the Borrower and its Subsidiaries during such fiscal year (other than sales of inventory in the ordinary course of business), to the extent included in arriving at such Consolidated Net Income,

(vi) proceeds of all Dispositions of assets other than Excluded Dispositions and all Casualty Events, in each case to the extent received in such fiscal year and to the extent included in arriving at such Consolidated Net Income,

(vii) proceeds received by the Restricted Companies from insurance claims (including, without limitation, with respect to casualty events, business interruption or product recalls) which reimburse prior business expenses, to the extent included in arriving at such Consolidated Net Income,

(viii) cash payments made in satisfaction of non-current liabilities (other than (A) payments in respect of Indebtedness under this Agreement or (B) regularly scheduled principal payments of any other Indebtedness),

(ix) cash fees and expenses incurred in connection with any Investment permitted under Section 7.02, Equity Issuance or Debt Issuance (whether or not consummated),

(x) cash indemnity payments received pursuant to indemnification provisions in any agreement in connection with any Permitted Acquisition or any other Investment permitted hereunder;

(xi) increases in the regulatory capital of each Regulated Subsidiary, which shall be calculated by reference to the increase in the minimum statutory capital and surplus of such Regulated Subsidiary during such fiscal period times 110%; and

(xii) cash payments made in satisfaction of liabilities with respect to regulatory and litigation matters, which liabilities have been accrued for by the Borrower as regulatory and litigation reserves.

(iii) The definition of the term “Working Capital” is hereby amended to read as follows:

“Working Capital” means, at any date, the excess of current assets of the Borrower and its Subsidiaries on such date (excluding cash and Cash Equivalents) over current liabilities of the Borrower and its Subsidiaries on such date (excluding current liabilities in respect to Indebtedness and current liabilities with respect to regulatory and litigation matters, which liabilities have been accrued for by the Borrower as regulatory and litigation reserves), all determined on a consolidated basis in accordance with GAAP

(b) Amendment to Section 2.05(b)(iii). Section 2.05(b)(iii) of the Credit Agreement is hereby amended to read as follows:

(iii) Within fifteen Business Days after financial statements have been delivered pursuant to Section 6.01(a) and the related Compliance Certificate has been delivered pursuant to Section 6.02(b), the Borrower shall cause to be prepaid an aggregate principal amount of Term Loans in an amount equal to (A) 50% of Excess Cash Flow, if any, for the fiscal year covered by such financial statements (commencing with the fiscal year ending December 31, 2013) minus (B) the sum of (1) the amount of any prepayments of the Term Loans made pursuant to Section 2.05(a) during the fiscal year covered by such financial statements and (2) solely to the extent the Revolving Credit Commitments are reduced pursuant to Section 2.06(a) in connection therewith (and solely to the extent of the amount of such reduction), the amount of any prepayments of the Revolving Credit Loans made pursuant to Section 2.05(a) during the fiscal year covered by such financial statements; provided that such percentage shall be reduced to (x) 25% if the Leverage Ratio as of the last day of the immediately preceding four fiscal quarters was less than 2.50:1.00 or (y) 0% if (I) the Leverage Ratio as of the last day of the immediately preceding four fiscal quarters was less than 2.00:1 or (II) the Excess Cash Flow for such year was less than $10,000,000.

SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each of the Lenders that:

(a) this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b) before and after giving effect to this Amendment, the representations and warranties set forth in Article 5 of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date (as defined below) with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct as of such earlier date; and

(c) before and after giving effect to this Amendment, on and as of the Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

SECTION 4. Effectiveness. This Amendment shall become effective, as of the date first above written, on the date (the “Amendment Effective Date”) on which:

(a) the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Borrower and the Required Lenders; and

(b) the Administrative Agent shall have received payment of all fees and other amounts due and payable on or prior to the Amendment Effective Date.

SECTION 5. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances.

(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall be deemed to be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be as effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

LENDER PROCESSING SERVICES, INC.,

by:
/s/ Benjamin J. See
Name:	Benjamin J. See
Title:	Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and Lender

by:
/s/ Tina Ruyter
Name:	Tina Ruyter
Title:	Executive Director

U.S. Bank National Association, as a Lender

by:
/s/ James F. Cooper
Name:	James F. Cooper
Title:	Senior Vice President

SunTrust Bank, as a Lender

by:
/s/ David Bennett
Name:	David Bennett
Title:	Vice President

Compass Bank, as a Lender

by:
/s/ Peter Lewin
Name:	Peter Lewin
Title:	Senior Vice President

Wells Fargo Bank, N.A., as a Lender

by:
/s/ Tracy Moosbrugger
Name:	Tracy Moosbrugger
Title:	Managing Director

REGIONS BANK, as a Lender

by:
/s/ Michael Nursey
Name:	Michael Nursey
Title:	Senior Vice President

Bank of America, N.A., as a Lender

by:
/s/ Scott W. Reynolds
Name:	Scott W. Reynolds
Title:	Vice President

FIRSTRUST BANK, as a Lender

by:
/s/ Ellen Frank
Name:	Ellen Frank
Title:	Vice President

AMMC CLO IV, LIMITED, as a Lender

By: American Money Management Corp., as Collateral Manager

by:
/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

AMMC CLO V, LIMITED, as a Lender

By: American Money Management Corp., as Collateral Manager

by:
/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

AMMC CLO VI, LIMITED, as a Lender

By: American Money Management Corp., as Collateral Manager

by:
/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

AMMC VII, LIMITED, as a Lender

By: American Money Management Corp., as Collateral Manager

by:
/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

Chang Hwa Commercial Bank, Ltd., New York Branch, as a Lender

by:
/s/ Eric Y.S. Tsai
Name:	Eric Y.S. Tsai
Title:	V.P. & General Manager

ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender

by:
/s/ Dan Luby
Name:	Dan Luby
Title:	Assistant Vice President

by:
/s/ Michael Paul
Name:	Michael Paul
Title:	Senior Vice President

Union Bank, NA, as a Lender

by:
/s/ Eric Wilson
Name:	Eric Wilson
Title:	Senior Credit Analyst

PNC Bank, National Association, as a Lender

by:
/s/ Jose Mazariegos
Name:	Jose Mazariegos
Title:	Senior Vice President

ING CAPITAL LLC, as a Lender

by:
/s/ Robert D. Miners
Name:	Robert D. Miners
Title:	Director

FIFTH THIRD BANK, as a Lender

by:
/s/ John Marian
Name:	John Marian
Title:	Vice President

Cent CDO 12 Limited, as a Lender By: Columbia Management Investment Advisers, LLC as Collateral Manager

by:
/s/ Donna D. Emmett
Name:	Donna D. Emmett
Title:	Assistant Vice President

Cent CDO 14 Limited, as a Lender By: Columbia Management Investment Advisers, LLC as Collateral Manager

by:
/s/ Donna D. Emmett
Name:	Donna D. Emmett
Title:	Assistant Vice President

Cent CDO 15 Limited, as a Lender By: Columbia Management Investment Advisers, LLC as Collateral Manager

by:
/s/ Donna D. Emmett
Name:	Donna D. Emmett
Title:	Assistant Vice President

Cent CDO XI Limited, as a Lender By: Columbia Management Investment Advisers, LLC as Collateral Manager

by:
/s/ Donna D. Emmett
Name:	Donna D. Emmett
Title:	Assistant Vice President

Centurion CDO 9 Limited, as a Lender By: Columbia Management Investment Advisers, LLC as Collateral Manager

by:
/s/ Donna D. Emmett
Name:	Donna D. Emmett
Title:	Assistant Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

by:
/s/ C. William Buchholz
Name:	C. William Buchholz
Title:	Senior Vice President

Sumitomo Mitsui Banking Corporation, as a Lender

by:
/s/ Shuji Yabe
Name:	Shuji Yabe
Title:	Managing Director

Comercia Bank, as a Lender

by:
/s/ Gerald R. Finney, Jr.
Name:	Gerald R. Finney, Jr.
Title:	Vice President